UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 22, 2007

ONEBEACON INSURANCE GROUP, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	1-33128	98-0503315
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

601 Carlson Parkway

Minnetonka, Minnesota  55306

(Address of Principal Executive Offices) (Zip Code)

(952) 852-2431

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(b)             DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Resignation of Director

Effective August 22, 2007, Allan L. Waters resigned from the Board of Directors of OneBeacon Insurance Group, Ltd. (the “Company”).

ITEM 5.02(d)             DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Election of Directors

On August 22, 2007, the Board of Directors of the Company elected Ira Malis and Raymond Barrette as directors.  Mr. Malis will serve as a Class II director to be elected by shareholders at the 2008 Annual General Meeting of Shareholders and Mr. Barrette will serve as a Class III director to be elected by shareholders at the 2009 Annual General Meeting of Shareholders.  Mr. Malis has been appointed to serve on the Audit Committee of the Board of Directors.

Mr. Malis served as Senior Vice President of Legg Mason Capital Management from March 2004 to August 2007.  Prior thereto, he served as Sell-Side Director of Research at Legg Mason Wood Walker from 2000 to March 2004.  Prior thereto, he held research analyst and consultant positions at various investment firms from 1983 to 2000.

Mr. Barrette has served since January 2007 as the Chairman and Chief Executive Officer of White Mountains Insurance Group, Ltd. (“White Mountains”), which owns approximately 72% of the Company’s outstanding shares.  He served as a director of White Mountains from 2000 to 2005 and was reappointed as a director in August 2006.  He previously served as President and Chief Executive Officer of White Mountains from 2003 to 2005, as Chief Executive Officer of the Company from 2001 to 2002, as President of White Mountains from 2000 to 2001, and as Chief Financial Officer of White Mountains from 1997 to 2000.  Prior to joining White Mountains in 1997, Mr. Barrette had 23 years of experience in the insurance industry primarily at Fireman’s Fund Insurance Company.  For a description of transactions between the Company and White Mountains, please refer to the Company’s 2007 Proxy Statement filed with the Securities and Exchange Commission on April 5, 2007.  A copy of the press release announcing Mr. Malis’ and Mr. Barrette’s election is filed as Exhibit 99.1 to this Form 8-K.

Mr. Malis will receive the same compensation as all of the Company’s directors who are not employed by the Company or by White Mountains.  His compensation will include an annual retainer of $75,000 in cash or shares plus cash meeting fees and reimbursement of expenses incurred in connection with attendance at board meetings.  Mr. Barrette will not receive any compensation as a director because he is an employee of White

Mountains.  For a description of the compensation of the Company’s non-employee directors, please refer to the Company’s 2007 Proxy Statement filed with the Securities and Exchange Commission on April 5, 2007.

ITEM 9.01                           FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1	Press Release dated August 23, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEBEACON INSURANCE GROUP, LTD.

Date: August 23, 2007
	By:	/s/ Ann Marie Andrews
Ann Marie Andrews
Chief Accounting Officer